UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2016

COUSINS PROPERTIES INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Georgia	001-11312	58-0869052
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 Peachtree Street NE, Suite 500 Atlanta, Georgia		30303
(Address of Principal Executive Offices)		(Zip code)

(404) 407-1000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Statement.

As previously announced, on April 28, 2016, Cousins Properties Incorporated (“Cousins”), Parkway Properties, Inc. (“Parkway”), Parkway Properties LP (“Parkway LP”) and Clinic Sub Inc., a wholly owned subsidiary of Cousins (“Merger Sub”), entered into an Agreement and Plan of Merger (as amended or supplemented from time to time, the “Merger Agreement”), pursuant to which Parkway will merge with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving corporation of the Merger and a wholly owned subsidiary of Cousins. Pursuant to the Merger Agreement, upon the terms and subject to the conditions of the Merger Agreement, immediately following the effective time of the Merger (the “Merger Effective Time”), Cousins will separate the portion of its combined businesses relating to the ownership of real properties in Houston, Texas (the “Houston Business”) from the remainder of the combined businesses (the “Separation”). Pursuant to the Merger Agreement, on the business day following the Merger Effective Time, Cousins will distribute pro rata to its common and limited voting preferred stockholders (including legacy Parkway common and limited voting stockholders) all of the outstanding shares of common and limited voting stock, respectively, of Parkway, Inc. (“New Parkway”), an entity that will contain the Houston Business (the “Spin-Off”).

Item 8.01	Other Events.

On September 27, 2016, Cousins announced that the Merger Effective Time is expected to occur on October 6, 2016.

On September 27, 2016, Cousins announced that a special committee (the “Committee”) of the Board of Directors of Cousins approved the final terms of the Spin-Off and declared a pro rata dividend of one share of New Parkway common stock in respect of every eight shares of Cousins common stock, and one share of New Parkway limited voting stock in respect of every eight shares of Cousins limited voting preferred stock, outstanding as of the record date for the Spin-Off. The Committee declared the close of business on October 6, 2016 as the record date for the Spin-Off, provided that, if the Merger Effective Time does not occur on October 6, 2016, then the record date for the Spin-Off shall be the close of business on the date on which the Merger Effective Time occurs (such date, as it may be adjusted, the “Record Date”).

The Committee declared that the pro rata dividend is expected to be effective at 12:01 a.m. Eastern Time on October 7, 2016 (or, if the Merger Effective Time does not occur on October 6, 2016, then on 12:01 a.m. Eastern Time on the first business day after the Merger Effective Time occurs). The Merger, the Separation and the Spin-Off are subject to the satisfaction or waiver of certain conditions, as more fully described in Cousins’ Registration Statement on Form S-4, declared effective by the SEC on July 22, 2016 (File No. 333-211849) and New Parkway’s Registration Statement on Form 10 initially filed with the SEC on July 1, 2016 (File No. 001-37819), as amended, and declared effective by the SEC on September 21, 2016.

Each Cousins common stockholder, including legacy Parkway common stockholders who will receive shares of Cousins common stock pursuant to the Merger, will receive one share of New Parkway common stock for every eight shares of Cousins common stock held as of the close of business on the Record Date. Cousins common stockholders will receive cash in lieu of fractional shares of New Parkway common stock.

Each Cousins limited voting preferred stockholder, including legacy Parkway limited voting stockholders who will receive shares of Cousins limited voting preferred stock pursuant to the Merger, will receive one share of New Parkway limited voting stock for every eight shares of Cousins limited voting preferred stock held as of the close of business on the Record Date. Cousins limited voting preferred stockholders will not receive fractional shares and cash will not be paid in lieu of fractional shares of New Parkway limited voting stock.

Following the Separation and the Spin-Off, New Parkway will be an independent, publicly traded company, and Cousins will not retain any equity interest in New Parkway, other than shares of Series A Non-Voting Preferred Stock, par value $0.001 per share, of New Parkway.

A copy of the Press Release announcing certain details of the Separation and the Spin-Off is filed as Exhibit 99.1.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Cousins and Parkway and beliefs of and assumptions made by Cousins management and Parkway management, involve uncertainties that could significantly affect the financial or operating results of Cousins, Parkway, the combined company or any company spun-off by the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions involving Cousins and Parkway, including future financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to tenants, employees, stockholders and other constituents of the combined company, integrating our companies, cost savings and the expected timetable for completing the proposed transactions — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the proposed merger and the timing of the closing of the proposed merger; risks associated with the ability to consummate the proposed spin-off of New Parkway and the timing of the closing of the proposed spin-off; risks associated with the ability to consummate certain asset sales contemplated by Parkway and the timing of the closing of such proposed asset sales; risks associated with the ability to consummate the proposed reorganization of certain assets and liabilities of Cousins and Parkway, including the contemplated structuring of Cousins and New Parkway as “UPREITs” following the consummation of the proposed transactions; the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the proposed transactions; the ability to secure favorable interest rates on any borrowings incurred in connection with the proposed transactions; the impact of such indebtedness incurred in connection with the proposed transactions; the ability to successfully integrate our operations and employees; the ability to realize anticipated benefits and synergies of the proposed transactions; the potential liability for a failure to meet regulatory requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common stock or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of Cousins, Parkway or New Parkway; risks associated with the industry concentration of tenants; the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on relationships, including with tenants, employees, customers and competitors; the unfavorable outcome of any legal proceedings that have been or may be instituted against Cousins, Parkway or any company spun-off by the combined company; significant costs related to uninsured losses, condemnation, or environmental issues; the ability to retain key personnel; the amount of the costs, fees, expenses and charges related to the proposed transactions and the actual terms of the financings that may be obtained in connection with the proposed transactions; changes in local, national and international financial market, insurance rates and interest rates; and those additional risks and factors discussed in reports filed with the SEC by Cousins, Parkway and New Parkway. Cousins and Parkway do not intend, and undertake no obligation, to update any forward-looking statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Joint Press Release, dated September 27, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUSINS PROPERTIES INCORPORATED

Date: September 27, 2016	By:	/s/ Pamela F. Roper
	Name:	Pamela F. Roper
	Title:	Senior Vice President and General Counsel

Exhibit No.	Description

99.1	Joint Press Release, dated September 27, 2016.